Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Multi-Hedge Strategies Fund

Supplement dated March 31, 2017 to the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Multi-Hedge Strategies Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Multi-Hedge Strategies Fund and should be read in conjunction with the Prospectuses and SAI for the Fund.

Effective immediately, Mr. Larry Shank no longer co-manages the Multi-Hedge Strategies Fund (the “Fund”). Therefore, effective immediately, all references to Mr. Shank in the Fund’s Prospectuses and SAI are deleted in their entirety. Messrs. Michael P. Byrum and Ryan Harder continue to co-manage the Fund.

Please retain this supplement for future reference.

RYVT-COMBO-SUP3-0317x0517